UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2015

SEVCON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-9789 (Commission File Number)	04-2985631 (IRS Employer Identification No.)
155 Northboro Road Southborough, MA 01772 (Address of principal executive offices and zip code)
(508) 281-5510 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On February 3, 2015, the Registrant issued a press release announcing its financial results for the fiscal quarter ended January 3, 2015.  A copy of the press release is hereby furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2015, the Registrant (a) filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Organization reflecting the changes described in the proxy statement for the annual meeting and referred to in Item 5.07 below and (b) amended the last sentence of Section 2.1 of its Amended and Restated By-Laws to provide, “Until the annual meeting of stockholders in 2018, stockholders may remove directors only for cause.” The Amended and Restated Certificate of Organization and Amended and Restated By-laws of the Registrant, as so amended, are filed herewith as Exhibits 3.1 and 3.2, respectively.

Item 5.07.   Submission of Matters to a Vote of Security Holders

On February 3, 2015, the Registrant held its annual meeting of stockholders.  Five proposals were before the meeting: (1) the election of Glenn J. Angiolillo, Ryan J. Morris, and Frederick A. Wang as directors of the Registrant to serve until the 2018 annual meeting; (2) to approve the amendment and restatement of the Company’s certificate of incorporation for the annual election of directors; (3) to approve the amendment of the Company’s certificate of incorporation to increase the authorized shares of common stock; (4) the ratification of the appointment of McGladrey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2015 (fiscal 2015); and (5) the approval of the compensation of the Registrant’s executive officers.

The votes with respect to the proposals are set forth below.

(1) Election of Directors of the Registrant to serve until the 2018 annual meeting:

Name of Director Nominee	For	Withheld	Broker Non-Votes
1 Glenn J. Angiolillo	2,694,315	3,131	619,104
2) Ryan J. Morris	2,694,315	3,131	619,104
3) Frederick A. Wang	2,694,315	3,131	619,104

(2) To approve the amendment and restatement of the Company’s certificate of incorporation for the annual election of directors:

For	Against	Abstain	Broker Non-Votes
2,694,893	2,553	0	619,104

 (3) To approve the amendment of the Company’s certificate of incorporation to increase the authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes
2,539,944	766,024	10,582	0

(4) Ratification of the appointment of McGladrey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2015 (fiscal 2015):

For	Against	Abstain
3,310,333	5,045	1,172

(5) Approval of the compensation of the Registrant’s named executive officers:

For	Against	Abstain	Broker Non-Votes
2,680,180	15,978	1,288	619,104

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Certificate of Organization, effective as of February 3, 2015.

3.2	Amended and Restated By-laws, as amended effective as of February 3, 2015.

99.1	Press Release issued by the Registrant on February 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.

Dated: February 3, 2015	By:	/s/ Paul N. Farquhar
Paul N. Farquhar
Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Organization, effective as of February 3, 2015.

3.2	Amended and Restated By-laws, as amended effective as of February 3, 2015.

99.1	Press Release issued by the Registrant on February 3, 2015.